UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

Q/C Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 249
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 848-8698

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	QCLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report on Form 8-K, on November 14, 2025, Q/C Technologies, Inc. (the “Company”) reconvened a special meeting of stockholders which was adjourned from November 10, 2025 (the “Special Meeting”), at which the Company’s stockholders approved the second amendment (the “Incentive Plan Amendment”) to the Q/C Technologies, Inc. 2021 Equity Incentive Plan, as amended (the “Incentive Plan”), to increase the aggregate number of shares of common stock, par value $0.001 per share (the “Common Stock”) available for the grant of awards under the Incentive Plan by 1,375,000, to a total of 1,400,000 shares of Common Stock.

For more information about the Incentive Plan Amendment, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 20, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the Incentive Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 14, 2025, the Company reconvened the Special Meeting. As of the close of business on September 18, 2025, the record date for the Special Meeting, there were (i) 2,052,974 shares of Common Stock outstanding and entitled to an aggregate of 2,052,974 votes, (ii) 72,992 shares of Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”), outstanding and entitled to an aggregate of 12 votes, (iii) 9,206 shares of Series G Convertible Preferred Stock, par value $0.001 per share (“Series G Preferred Stock”), outstanding and entitled to an aggregate of 40,860 votes after the application of the limitation on voting rights and the beneficial ownership limitations pursuant to the terms of the Series G Preferred Stock as set forth in the certificate of designations for the Series G Preferred Stock, (iv) 7,000 shares of Series H Convertible Preferred Stock, par value $0.001 per share (“Series H Preferred Stock”), outstanding and entitled to an aggregate of 357,045 votes after the application of the limitation on voting rights and the beneficial ownership limitations pursuant to the terms of the Series H Preferred Stock as set forth in the certificate of designations for the Series H Preferred Stock, (v) 747,362 shares of Series I Convertible Preferred Stock, par value $0.001 per share (“Series I Preferred Stock” and, together with the Series D Preferred Stock, Series G Preferred Stock and Series H Preferred Stock, the “Preferred Stock”), outstanding and entitled to an aggregate of 357,048 votes after the application of the limitation on voting rights and the beneficial ownership limitations pursuant to the terms of the Series I Preferred Stock as set forth in the certificate of designations for the Series I Preferred Stock, constituting all of the eligible securities entitled to vote on the proposals described below, provided, however, that holders of the Company’s Series I Preferred Stock and the holders of the Company’s Series H Preferred Stock were not entitled to vote on the Issuance Proposal (as defined below). Holders of the Company’s Common Stock and Preferred Stock with a total aggregate voting power of 1,129,053 votes were present in person or represented by proxy at the Special Meeting.

The matters described below were submitted to a vote of the holders of the Company’s Common Stock and Preferred Stock at the Special Meeting. Each proposal is described in detail in the Company’s Proxy Statement. All proposals were approved by the Company’s stockholders.

1.	Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock (A) underlying (i) shares of Series H Preferred Stock and warrants (the “Investor Warrants”) issued by the Company to investors pursuant to the terms of that certain Securities Purchase Agreement, dated as of September 2, 2025, by and among the Company and the investors party thereto, (ii) warrants issued by the Company pursuant to the terms of (a) that certain engagement letter, dated August 27, 2025, between the Company and Rodman & Renshaw LLC, and (b) that certain engagement letter dated August 28, 2025, between the Company and GP Nurmenkari Inc. (collectively, the “Placement Agent Warrants”), (iii) shares of Series I Preferred Stock, issued by the Company pursuant to that certain Membership Interest Purchase Agreement (the “MIPA”), dated as of September 2, 2025, by and among the Company, LPU Holdings LLC (“LPU”) and the members of LPU identified on the signature pages attached thereto, and (iv) warrants issued by the Company pursuant to the terms of that certain consulting agreement, dated as of October 1, 2025, by and among the Company, James Altucher and Z-List Media, Inc. (the “Consulting Warrants” and, together with the Investor Warrants and Placement Agent Warrants, the “Warrants”), and (B) to be issued pursuant to (i) that certain engagement letter, dated as of August 31, 2025, by and between the Company and Palladium Capital Group, LLC (the “Advisory Shares”), and (ii) the MIPA upon the achievement of certain milestone events (such shares, the “Milestone Shares”), including shares of Common Stock issuable upon certain warrants to be issued upon achievement of such milestone events (the “Milestone Warrants”), in an amount equal to or in excess of 20% of the Company’s Common Stock outstanding immediately prior to the issuance of such Series H Preferred Stock, Series I Preferred Stock, Warrants, Advisory Shares, Milestone Shares and Milestone Warrants (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to the Series H Preferred Stock, Series I Preferred Stock and Warrants in accordance with their terms) (the “Issuance Proposal”).

For	Against	Abstain	Broker Non-Votes
598,427	52,744	455	477,427

2.	Approval of the Incentive Plan Amendment to increase the total number of shares of the Company’s Common Stock authorized for issuance under such plan by 1,375,000, to a total of 1,400,000 shares of Common Stock (the “Incentive Plan Amendment Proposal”).

For	Against	Abstain	Broker Non-Votes
592,431	58,891	304	477,427

3.	Approval of an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to effect, at the discretion of the board of directors (the “Board”) of the Company but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of Common Stock, at a ratio in the range of 1-for-2 to 1-for-250, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”).

For	Against	Abstain
998,290	129,096	1,667

4.	Approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the proposals presented at the Special Meeting.

For	Against	Abstain
1,001,603	106,352	21,098

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Second Amendment to the Q/C Technologies, Inc. 2021 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q/C TECHNOLOGIES, INC.

Date: November 14, 2025	By:	/s/ Joshua Silverman
	Name:	Joshua Silverman
	Title:	Executive Chairman